NEWS RELEASE ©2024 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: Corporate Communications T – (412) 433-1300 E – media@uss.com Emily Chieng Investor Relations Officer T – (412) 618-9554 E – ecchieng@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation Provides Third Quarter 2024 Guidance PITTSBURGH, September 19, 2024 – United States Steel Corporation (NYSE: X) today provided third quarter 2024 adjusted net earnings per diluted share guidance of $0.44 to $0.48. Third quarter 2024 adjusted EBITDA is expected to be approximately $300 million. Commenting on third quarter guidance, President and Chief Executive Officer David B. Burritt said, “Adjusted EBITDA guidance of $300 million is in-line with our prior third quarter outlook and reflects resilient domestic flat-rolled steel demand amid a bottoming steel pricing environment. Challenging pricing dynamics are being offset in part by the benefits of our balanced and diverse order books in the North American Flat-Rolled segment. In Europe, we are experiencing a softening demand environment, resulting in Blast Furnace #1 remaining temporarily idled following a planned 30-day outage as customer demand continues to be tepid. The Tubular segment continues to face pressure from a weak pricing environment.” Commenting on the Company’s strategic initiatives, Burritt continued, “We are approaching the planned start-up of Big River 2 in the fourth quarter of 2024. For the third quarter result, we expect approximately $40 million of related start-up and one-time construction costs, which are included in our third quarter Adjusted EBITDA guidance for the Mini Mill segment. Meanwhile, we are steadily advancing the ramp-up and delivery of products from our non-grain oriented (NGO) electrical steel line and the new dual Galvalume® / Galvanized (CGL2) coating line. We look forward to the completion of approximately $4 billion of capital investments designed to generate stakeholder value by providing the sustainable steels our customers demand, and the beginning of a more resilient and higher free cash flow generative

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com future at U. S. Steel.” Burritt concluded, “We continue to progress through the U.S. regulatory reviews of the pending transaction with Nippon Steel, and are confident in our ability to achieve these approvals. We continue to work towards closing the transaction by the end of the year. Earlier this quarter, Nippon Steel disclosed further information about its intended post-closing governance structure and additional investment commitments of at least $1 billion to modernize the hot strip mill and other facilities at Mon Valley Works and approximately $300 million to revamp Blast Furnace #14 at Gary Works. We are heartened by the outpouring of support from our employees and communities who see their futures benefitting from the transaction and maintain the view that this deal is the BEST deal for American steel, and steel communities.” Third Quarter Adjusted EBITDA Commentary The Flat-Rolled segment’s adjusted EBITDA is expected to be lower than the second quarter as a result of softer selling prices. However, a diverse commercial portfolio and strong focus on operations and costs continue to drive resilient financial performance. The Mini Mill segment’s adjusted EBITDA is expected to be lower than the second quarter. Average selling prices are expected to be sequentially lower, reflecting the segment’s market-based monthly contract and spot price exposure. Pricing headwinds are expected to be partially offset by lower metallics costs. Separately, as mentioned above, approximately $40 million of anticipated start-up and one-time construction costs are included in the segment's adjusted results. These costs largely reflect the new Big River 2 mini mill, expected to start-up in the fourth quarter of 2024. The European segment’s adjusted EBITDA is expected to be higher than the second quarter, despite the challenging market environment, largely due to a favorable adjustment for CO2 allowances. The Tubular segment’s adjusted EBITDA is expected to be lower than the second quarter, primarily due to lower selling prices.

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance Q3 2024 Projected net earnings attributable to United States Steel Corporation included in guidance $ 90 Estimated income tax provision (5) Estimated net interest and other financial costs (income) (55) Estimated depreciation, depletion, and amortization 230 Projected EBITDA included in guidance $ 260 Estimated adjustments 40 Projected adjusted EBITDA included in guidance $ 300 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance Q3 2024 Projected net earnings attributable to United States Steel Corporation included in guidance $ 90 Estimated adjustments 25 Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ 115 Reconciliation to Projected Adjusted Net Earnings Per Diluted Share Included in Guidance Q3 2024 Projected net earnings per diluted share included in guidance (mid-point of guidance) $ 0.36 Estimated adjustments 0.10 Projected adjusted net earnings per diluted share included in guidance (mid-point of guidance) $ 0.46 Note: This reconciliation excludes the impact of the Company’s quarterly adjustment related to the surplus VEBA assets. See Note 18 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for an explanation of the surplus VEBA assets. This excluded item is not expected to impact adjusted EBITDA.

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Cautionary Note Regarding Forward-Looking Statements This press release contains information regarding the Company that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, anticipated capital expenditures, the construction or operation of new or existing facilities or capabilities and the costs associated with such matters, statements regarding our greenhouse gas emissions reduction goals, as well as statements regarding the proposed transaction between the Company and Nippon Steel Corporation. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward- looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction between the Company and Nippon Steel Corporation, on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company. The Company directs readers to its Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. All information in this press release is as of the date above. The Company does not undertake any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations whether as a result of new information, future events or otherwise, except as required by law. Note Regarding Non-GAAP Financial Measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA are non-GAAP

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com measures that exclude certain charges that are not part of the Company’s core operations such as restructuring or asset impairments (Adjustment Items). We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company’s liquidity and believes these measures are useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. ### 2024-036 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3® advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world- class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.